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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 2, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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          Indiana                      000-21642                 35-1617970
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                                   ----------

                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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ITEM 5. OTHER EVENTS

          Attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.1 is a copy of a press release announcing fourth quarter and 2003 financial results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits.

     99.1 Press Release dated February 2, 2004.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ATA Holdings Corp.


Date: February 2, 2004                     By: /s/ David M. Wing
                                               ---------------------------------
                                           Name: David M. Wing
                                           Title: Executive Vice President & CFO



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                                  EXHIBIT INDEX

Exhibit No.   Description of the Exhibit

99.1          Press Release dated February 2, 2004